SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)

                         November 20, 1998

                    CONTINENTAL AIRLINES, INC.
      (Exact name of registrant as specified in its charter)


        Delaware                  0-09781                 74-2099724
(State of incorporation)     (Commission File Number)  (IRS Employer
                                                        Identification No.)




      1600 Smith Street, Dept. HQSEO
             Houston, Texas                                77002
(Address of principal executive offices)                 (Zip Code)


                          (713) 324-2950
                  (Registrant's telephone number,
                       including area code)

Item 5.    Other Events.

       (a) Pursuant to the terms of the Investment Agreement, dated as of January 25, 1998, as amended, among Northwest Airlines Corporation ("Northwest"), Newbridge Parent Corporation ("Newbridge"), Air Partners, L.P. ("Air Partners"), the partners of Air Partners and certain of its affiliates (the "Investment Agreement") and the Purchase Agreement dated as of March 2, 1998 (the "Barlow Agreement") among Northwest, Newbridge, Barlow Investors III, LLC ("Barlow") and the Guarantors that are signatory thereto, Northwest has acquired the outstanding interests in Air Partners and certain shares of the Class A Common Stock, par value $.01 per share (the "Class A Common Shares"), of Continental Airlines, Inc. ("the "Company") held by certain affiliates of Air Partners and by Barlow, resulting in Northwest's beneficial ownership of 8,661,224 Class A Common Shares. In addition, Northwest has acquired beneficial ownership of 853,644 Class A Common Shares as a result of a limited proxy to vote those shares on certain "extraordinary transactions" (as defined in the Supplemental Agreement dated as of November 20, 1998 among the Company, Newbridge and Northwest (the "Supplemental Agreement")) granted to Northwest by certain partners and affiliates of Air Partners under the Investment Agreement.

       (b) In conjunction with the closing of the transactions provided for in the Investment Agreement and the Barlow Agreement (the "Closing") and as required by the terms of the Governance Agreement dated as of January 25, 1998 among the Company, Northwest and Newbridge (the "Original Governance Agreement"), as amended by the First Amendment to the Governance Agreement dated as of March 2, 1998 by and among the Company, Northwest and Newbridge (the "First Amendment" and the Original Governance Agreement as amended by the First Amendment, the "Governance Agreement"), effective on November 20, 1998, the Board of Directors of the Company declared a dividend of one preferred share purchase right (a "Right") for each outstanding Class A Common Share, each outstanding share of Class B Common Stock, par value $.01 per share (the "Class B Common Shares"), and each outstanding share of Class D Common Stock, par value $.01 per share (the "Class D Common Shares" and together with the Class A Common Shares and the Class B Common Shares, the "Common Shares"), of the Company. The dividend is payable on December 2, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company under certain conditions one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company, at a price of $200 per one one-thousandth of a Preferred Share (the "Exercise Price"), subject to adjustment. The terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agent").

       Until the earlier of (i) the tenth day following a public announcement or public disclosure of facts indicating that a person or group of affiliated or associated persons (an
"Acquiring Person") has


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acquired beneficial ownership of 15% or more of the total number of votes entitled to be cast generally by the holders of the Common Shares of the Company then outstanding, voting together as a single class (the "Voting Power") or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificates with a copy of the Summary of Rights to Purchase Preferred Shares, attached as Exhibit C to the Rights Agreement (the "Summary of Rights"), attached thereto.

       Certain "exempt persons" are excluded from the definition of Acquiring Person including: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan, (v) Air Partners and its Controlled Affiliates so long as (A) the general partner of Air Partners is either Newbridge or a Controlled Affiliate of Newbridge (including, without limitation Northwest) or a Person who is an Exempt Person under clause (ix) below and (B) a majority of the limited partnership interests of Air Partners are beneficially owned by Northwest or a Controlled Affiliate of Newbridge (including, without limitation, Northwest) or any Person who is an Exempt Person under clause (ix) below and (C) (1) until the earlier of the sixth anniversary of the Closing and such time as Northwest and its affiliates cease to beneficially own voting securities representing at least 10% of the Fully Diluted Voting Power (as defined in the Governance Agreement) (the "Governance Agreement Termination Time"), Air Partners does not acquire Beneficial Ownership of Common Shares other than as permitted by and in compliance with the terms of the Governance Agreement or, (2) at or after the Governance Agreement Termination Time while any provision of the Supplemental Agreement remains in effect, Air Partners does not acquire any Common Shares other than in a transaction that is either (a) an Approved Purchase (as defined in the Rights Agreement), (b) otherwise approved by a majority of the "Independent Directors" (as defined in the Governance Agreement or the Supplemental Agreement as the case may be) or
(c) a transaction that, if the Governance Agreement had been in effect, Northwest or Newbridge would have been permitted to take under Section 1.01(a) thereof, (vi) Northwest, Newbridge and any Controlled Affiliate of Northwest or Newbridge (A) prior to the Governance Agreement Termination Time, so long as they do not take any action prohibited by the Governance Agreement, and (B) at or after the Governance Agreement Termination Time, so long as they do not take any action prohibited by the Supplemental Agreement; provided, however, that in the case of either (A) or
(B) in this clause (vi), no action taken by Northwest, Newbridge or any Controlled Affiliate of either of them shall be a violation of clause (vi) of the definition of exempt person in the Rights Agreement until the Company shall have delivered to Newbridge notice of the violation and, if such violation is capable of being remedied, the Company's proposed remedy, in which case no violation shall have occurred for purposes of such clause (vi) unless the violation shall not have been remedied within 30 days following the Company's delivery to Newbridge of such notice, delivered in accordance with the Governance Agreement or the Supplemental Agreement (as the case may be), (vii) Northwest, Newbridge and any Controlled Affiliate of Northwest or Newbridge after the Governance Agreement Termination Time and while any provision of the Supplemental Agreement remains in effect so long as none of them acquires any Common Shares other than in a transaction that either (A) is an Approved Purchase, (B) is otherwise approved by a majority of the "Independent Directors" (as defined in the Governance Agreement or the Supplemental Agreement as the case may be), (C) results in the percentage of Fully Diluted Voting Power of the Common Shares beneficially owned by Northwest, Newbridge and their Controlled Affiliates not exceeding the highest percentage of Fully Diluted Voting Power of the Common Shares previously beneficially owned by them, including as "beneficially owned" for purposes of such calculation any Common Shares with respect to which Northwest, Newbridge or their Controlled Affiliates have been granted a proxy pursuant to the Investment Agreement, or (D) a transaction that, if the Governance Agreement had been in effect, Northwest or Newbridge would have been permitted to take under Section 1.01(a) thereof, (viii) David Bonderman, James Coulter or William
S. Price, III, or any Person with respect to which one or more of them (A) directly or indirectly controls at least 50.1% of the voting power, (B) directly or indirectly controls at least 50.1% of the equity, or (C) directly or indirectly controls in a manner substantially similar to the control that the general partner of Air Partners has over Air Partners pursuant to and as provided in the "Partnership Agreement" (as defined in the Investment Agreement), which Persons described in clause (C) shall include 1998 CAI Partners, L.P., a Texas limited partnership, under its partnership agreement and ownership structure in effect on the date hereof (the "B/C/P Group"), (ix) any Person who, as a result of a transfer of (or an agreement to transfer) Common Shares by Northwest, Newbridge or any Controlled Affiliate of Northwest or Newbridge (which, if made prior to the Governance Agreement Termination Time, is made in accordance with the terms of the Governance Agreement or, if made on or after the Government Agreement Termination Time, is made in accordance with the terms of the Supplemental Agreement), becomes the beneficial owner of Common Shares representing 15% or more of the Voting Power of the Common Shares of the Company then outstanding; provided that such Person shall not have acquired Beneficial Ownership of Common Shares in addition to those acquired from Newbridge or its Controlled Affiliates other than with the affirmative vote of two-thirds of the members of the Board of Directors voting on the action (the "Required Board Vote"), and (x) any Person who, as a result of a transfer of (or an agreement to transfer) Common Shares by any member of the B/C/P Group at such time as Newbridge and its Controlled Affiliates beneficially own Common Shares representing less than 25% of the

Voting Power of the Company, becomes the beneficial owner of Common Shares representing 15% or more of the Voting Power of the Company then outstanding; provided that if Newbridge and its Controlled Affiliates beneficially own Common Shares representing less than 25% of the Voting Power of the Company pursuant to a Government Order (as defined in the Investment Agreement), the Voting Power represented by the Common Shares transferred by all members of the B/C/P Group in accordance with clause (x) of the definition of exempt person in the Rights Agreement shall not exceed the greater of (i) the Voting Power represented at the time of such transfer of the Common Shares beneficially owned by the B/C/P Group as of the date of this Agreement (as adjusted for any dividends, subdivisions, combinations, recapitalizations or similar conversions, exchanges or transformations of shares) and
(ii) the Voting Power that Newbridge and its Controlled Affiliates are permitted to beneficially own under the Government Order (except that this proviso shall not apply if Newbridge and its Controlled Affiliates beneficially own Common Shares representing less than 7.5% of the Voting Power of the Company); and provided further that such Person shall not have acquired Beneficial Ownership of Common Shares in addition to those acquired from any member of the B/C/P Group other than with the Required Board Vote.

       The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

       The Rights are not exercisable until the Distribution Date. The Rights will expire on November 20, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

       The Exercise Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for or purchase Preferred Shares (or shares having the same rights, powers and preferences as the Preferred Shares) at a price, or securities convertible into Preferred Shares (or shares having the same rights, powers and preferences as the Preferred Shares) with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

       The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, after the date of the Rights Agreement and prior to the Distribution Date.

       Preferred Shares purchasable upon exercise of the Rights will not be redeemable. The holders of Preferred Shares shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, a quarterly dividend payment in an amount per share, subject to adjustment, equal to 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in Common Shares, declared on the Common Shares. In the event of liquidation, the holders of the Preferred Shares will be entitled to receive an aggregate amount per share, subject to adjustment, equal to 1000 times the aggregate payment made per Common Share. Each Preferred Share will have 1000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1000 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

       From and after the occurrence of an event described in
Section 11(a)(ii) of the Rights Agreement, if Rights are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate (as such terms are defined in the Rights Agreement) of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

       In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (as defined in the Rights Agreement) (which Rights will thereafter be void), will thereafter have the right to receive, upon exercise thereof, that number of Class B Common Shares having a market value of two times the Exercise Price of the Right. If the Company does not have sufficient Class B Common Shares to satisfy such obligation to issue Class B Common Shares, or if the Board of Directors so elects, the Company shall make adequate provision to substitute for such Class B Common Shares, upon payment of the applicable Exercise Price, an amount of cash, a reduction in the Exercise Price, Preferred Shares or other equity or debt securities of the Company, or other assets equivalent in value to the Class B Common Shares issuable upon exercise of a Right; provided that, if the Company shall not have made adequate provision to deliver value within 30 days following the date a person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right, but without requiring payment of the Exercise Price then in effect, Class B Common Shares (to the extent available) and cash equal in value to the difference between the value of the Class B Common Shares otherwise issuable upon the exercise of a Right and the Exercise Price then in effect. The Board of Directors may extend the 30-day period for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Class B Common Shares to permit the issuance of Class B Common Shares upon the exercise in full of the Rights.

       In the event that, at any time after a person becomes an Acquiring Person, (i) the Company merges into any other person,
(ii) any person merges into the Company and all of the outstanding Common Shares do not remain outstanding after such merger, or (iii) the Company sells 50% or more of its consolidated assets or earning power, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Exercise Price, in lieu of Preferred Shares for which a Right is then exercisable, that number of shares of common stock of the acquiring corporation (including the Company as successor thereto or as the surviving corporation) which at the time of such transaction will have a market value of two times the Exercise Price of the Right.

       At any time after any person becomes an Acquiring Person, and prior to the acquisition by any person or group of a majority of the Voting Power, the Board of Directors may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one Class B Common Share per Right (subject to adjustment). The Company may, at its option, substitute Preferred Shares or common stock equivalents for Class B Common Shares, at the rate of one one-thousandth of a Preferred Share for each Class B Common Share (subject to adjustment). No fractional Class B Common Shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Class B Common Shares on the last trading day prior to the date of exchange.

       With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in such Exercise Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share which may, at the election of the Company, be evidenced by depositary receipts) upon exercise of the Rights and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

       At any time prior to any person becoming an Acquiring Person, the Board of Directors, by the Required Board Vote, may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights (or upon such later date as the Board of Directors shall specify in the resolution approving such redemption), the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

       The terms of the Rights may be amended by the Board of Directors, by the Required Board Vote, without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

       Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

       A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated November 20, 1998. A copy of the Rights Agreement is available free of charge to holders of the Rights from the Company after receipt of a written request therefor. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

       As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such shares will have Rights attached. The Company's Board of Directors has reserved for issuance upon exercise of the Rights 100,000 Preferred Shares.

       (c) In conjunction with the Closing, the Company, Newbridge and Northwest also entered into a Second Amendment to the Governance Agreement dated as of November 20, 1998 (the
"Second Amendment") and the Supplemental Agreement. The
Supplemental Agreement governs the period from the sixth anniversary of the Closing until the tenth anniversary of the Closing (the "Supplemental Period").

       (d) The Second Amendment: (i) eliminates Northwest's right under the Original Governance Agreement to appoint a designee to the Company's Board of Directors; (ii) eliminates Northwest's right under the Original Governance Agreement to vote its Common Shares as recommended by the Company's Board of Directors with respect to all matters submitted to stockholders, other than extraordinary transactions and the election of directors, thus requiring that it will vote its shares on those matters in proportion to the votes cast by other holders of voting securities, except, with respect to extraordinary transactions it can vote its shares in its discretion and, with respect to the election of directors, Northwest shall vote for the election of the Independent Directors nominated by the Board of Directors of the Company, provided that with respect to any election of directors in respect of which any person other than the Company is soliciting proxies, Northwest shall cause its Common Shares to be voted either as recommended by the Board or in the same proportion as votes cast by other holders of voting securities; (iii) permits Northwest and its directors, officers and employees to have periodic discussions with directors, officers and employees of the Company concerning the business of the Company, excluding any matters that, under applicable antitrust laws, could not be discussed among competitors; (iv) permits Northwest to transfer its Common Shares to the B/C/P Group; and (v) eliminates the provisions dealing with the Supplemental Period which are now addressed by the Supplemental Agreement.

       (e) The Supplemental Agreement provides that during the Supplemental Period: (i) Northwest shall take all such actions as are necessary to cause the Company's Board of Directors to consists of a majority of Independent Directors (as defined in the Supplemental Agreement) subject to certain exceptions for proxy contests; (ii) Significant Actions (as defined in the Supplemental Agreement), any material transaction between the Company and Northwest or any of its affiliates, and any amendment or waiver of any provision of the Supplemental Agreement must be approved by a majority of the Company's Board of Directors, including a majority of Independent Directors; (iii) Northwest is permitted to vote 20% of the total voting power of the Company in its discretion but is required to vote the remainder of its shares in the same proportion as the votes cast by other holders of shares of capital stock of the Company entitled to vote, with respect to all matters other than extraordinary transactions, in which latter case the Common Shares owned by Northwest may be voted in its discretion; (iv) if the Company redeems the rights issued under the Rights Agreement or amends the Rights Agreement to permit a third party to acquire beneficial ownership of voting securities in excess of the 15% limitation set forth in the Rights Agreement, Northwest may vote its Common Shares in its discretion; (v) Northwest is restricted from transferring its Common Shares to any transferee who together with its Affiliates and Associates (as defined in the Supplemental Agreement) would beneficially own in excess of 10% of the total voting power of the Company, provided that Northwest will not be restricted from transferring its Common Shares under certain circumstances including transfers to any of its controlled Affiliates; provided that such controlled Affiliate agrees in writing to be bound by the provisions of the Supplemental Agreement, transfers pursuant to any tender or exchange offer approved by the Company's Board of Directors; and transfers to the B/C/P Group; and (vi) the Company is obligated not to (A) issue Class A Common Shares and certain Class B Common Shares without giving Northwest preemptive rights, (B) effect certain amendments to its charter or bylaws, (C) eliminate the right to convert Class A Common Shares to Class D Common Shares, (D) cause the Company to opt into Delaware's business combination statute, (E) adopt an interested stockholder provision, (F) effect certain amendments to the Rights Agreement, or (G) amend the authority of the Executive Committee of the Company's Board of Directors.

       The Supplemental Agreement also provides that after the Supplemental Period and until such time as Northwest and its Affiliates cease to beneficially own voting securities representing at least 10% of the Fully Diluted Voting Power (as defined in the Supplemental Agreement) of the Company, the Company's Board of Directors shall include at least five independent directors and all material transactions between the Company and Northwest or any of its affiliates must be approved by a majority of such independent directors.

       (f) Also in conjunction with the Closing and as required by the Governance Agreement: (i) the Company has adopted amendments to the Company's bylaws changing the board vote required to take certain actions and modifying certain provisions relating to the Executive Committee of the Board of Directors;
(ii) the Company, Northwest, Newbridge, Air Partners and Wilmington Trust Company, as trustee, have entered into the Northwest Airlines/Air Partners Voting Trust Agreement dated as of November 20, 1998 and Northwest and Air Partners have deposited into the Northwest Airlines/Air Partners Voting Trust established by such agreement 8,661,224 shares of Class A Common Stock; and (iii) the Company, Air Partners and Northwest Airlines Corporation entered into an amendment dated as of November 20, 1998 to the Amended and Restated Registration Rights Agreement previously entered into between the Company and Air Partners.

Item 7.    Financial Statements and Exhibits.

  (c)  Exhibits

          4.1 Rights Agreement, dated as of November 20, 1998, between Continental Airlines, Inc. and Harris Trust and Savings Bank, which includes: as Exhibit A thereto, the Certificate of Designation of Series A Junior Participating Preferred Stock; as Exhibit B thereto, the Form of Right Certificate; and as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares.

          4.2  Certificate of Designation of Series A Junior
               Participating Preferred Stock, included as Exhibit
               A to Exhibit 4.1.

          4.3 Form of Right Certificate, included as Exhibit B to Exhibit 4.1.

          4.4 Summary of Rights to Purchase Preferred Shares, included as Exhibit C to Exhibit 4.1.

          99.1 Press release, relating to adoption of Rights
               Agreement, dated November 20, 1998, issued by the Company.

          99.2 Press release, relating to stock acquisition by Northwest Airlines, dated November 20, 1998, issued by the Company.

          99.3 Amended and Restated By-Laws of the Company dated as of November 20, 1998.

          99.4 Northwest Airlines/Air Partners Voting Trust Agreement dated as of November 20, 1998 among the Company, Northwest Airlines Corporation, Northwest Airlines Holdings Corporation, Air Partners, L.P. and Wilmington Trust Company, as Trustee.

          99.5 Amendment dated as of November 20, 1998 to the Amended and Restated Registration Rights Agreement among the Company, Air Partners, L.P. and
               Northwest Airlines Corporation.

          99.6 Second Amendment dated as of November 20, 1998 to the Governance Agreement among the Company, Newbridge Parent Corporation and Northwest
               Airlines Corporation.


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


          99.7 Supplemental Agreement dated as of November 20,
               1998 among the Company, Newbridge Parent
               Corporation and Northwest Airlines Corporation.

                           SIGNATURE

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                               CONTINENTAL AIRLINES, INC.


                               By:  /s/ Jeffery A. Smisek
                                   ----------------------
                                  Name:  Jeffery A. Smisek
                                  Title: Executive Vice President,
                                        General Counsel and Secretary


Dated:  November 20, 1998

EXHIBIT INDEX
-------------


Exhibit              Description
-------              -----------

4.1 Rights Agreement, dated as of November 20, 1998, between Continental Airlines, Inc. and Harris Trust and Savings Bank, which includes: as Exhibit A thereto, the Certificate of Designation of Series A Junior Participating Preferred Stock; as Exhibit B thereto, the Form of Right Certificate; and as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares.

4.2  Certificate of Designation of Series A Junior Participating
     Preferred Stock, included as Exhibit A to Exhibit 4.1.

4.3  Form of Right Certificate, included as Exhibit B to Exhibit
     4.1.

4.4  Summary of Rights to Purchase Preferred Shares, included as
     Exhibit C to Exhibit 4.1.

99.1 Press release, relating to adoption of Rights Agreement, dated November 20, 1998, issued by the Company.

99.2 Press release, relating to stock acquisition by Northwest
     Airlines, dated November 20, 1998, issued by the Company.

99.3 Amended and Restated By-Laws of the Company dated as of November 20, 1998.

99.4 Northwest Airlines/Air Partners Voting Trust Agreement dated as of November 20, 1998 among the Company, Northwest
     Airlines Corporation, Northwest Airlines Holdings Corporation, Air Partners, L.P. and Wilmington Trust Company, as Trustee.

99.5 Amendment dated November 20, 1998 to the Amended and
     Restated Registration Rights Agreement among the Company,
     Air Partners, L.P. and Northwest Airlines Corporation.

99.6 Second Amendment dated as of November 20, 1998 to the
     Governance Agreement among the Company, Newbridge Parent
     Corporation and Northwest Airlines Corporation.

99.7 Supplemental Agreement dated as of November 20, 1998 among the Company, Newbridge Parent Corporation and Northwest
     Airlines Corporation.

                              -15-